Description of business and nature of operations	12 Months Ended
Dec. 31, 2024
DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS [Abstract]
Description of business and nature of operations	Description of business and nature of operations
New Gold Inc. (“New Gold” or the “Company”) is an intermediate gold mining company engaged in the development and operation of mineral properties. The assets of the Company, directly or through its subsidiaries, are comprised of the Rainy River Mine in Ontario, Canada (“Rainy River”), and the New Afton Mine in British Columbia, Canada (“New Afton”).
The Company is a corporation governed by the Business Corporations Act (British Columbia). The Company’s shares are listed on the Toronto Stock Exchange and the NYSE American under the symbol NGD. The Company’s registered office is located at 925 West Georgia Street, Suite 1600, Vancouver, British Columbia, V6C 3L2, Canada. The Company's head office is located at 181 Bay Street, Suite 3320, Toronto, Ontario M5J 2T3.